                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          THE MARSICO INVESTMENT FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                          THE MARSICO INVESTMENT FUND

                                 IMPORTANT NEWS

                                                                  [MARSICO LOGO]

SEPTEMBER 2000

FOR SHAREHOLDERS OF THE MARSICO FOCUS FUND, THE MARSICO GROWTH & INCOME
  FUND, THE MARSICO 21ST CENTURY FUND AND THE MARSICO INTERNATIONAL OPPORTUNITIES FUND

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some changes affecting the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (each, a "Fund," and collectively, the "Funds") which require a shareholder vote.

                           Q&A: QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING?

A. Bank of America Corporation, a Delaware corporation, has entered into an agreement to increase its ownership of Marsico Capital Management, LLC ("MCM"), the Funds' investment manager, to 100% (the "Transaction"). Prior to the Transaction, Bank of America Corporation owned 50% of MCM through its ownership of Marsico Management Holdings, LLC. THE TRANSACTION WILL NOT AFFECT MCM'S DAY-TO-DAY OPERATIONS, ITS INVESTMENT PROCESS, OR ITS PORTFOLIO MANAGEMENT TEAM. THOMAS F. MARSICO WILL CONTINUE TO SERVE AS CHIEF EXECUTIVE OFFICER OF MCM AND AS PRESIDENT AND CHIEF INVESTMENT OFFICER OF THE FUNDS. The Transaction will result in a change of control of MCM under the federal securities laws. As a result, the current investment advisory and management agreements between each Fund and MCM will automatically terminate upon consummation of the Transaction.

     In order for MCM to continue to serve as investment manager of each Fund after the Transaction is complete, it is necessary for each Fund's shareholders to approve a new investment advisory and management agreement with MCM. THE NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS THAT YOU ARE BEING ASKED TO APPROVE ARE IDENTICAL IN ALL RESPECTS TO THE CURRENT INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS. The following pages give you additional information on Bank of America Corporation, the proposed new investment advisory and management agreement for each Fund, and the manner in which the Transaction will affect you as a shareholder. The approval of the new investment advisory and management agreement for each Fund is an important matter to be voted upon by you.

     THE FUNDS' BOARD OF TRUSTEES, INCLUDING THOSE TRUSTEES WHO ARE NOT AFFILIATED WITH THE FUNDS OR MCM, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

Q.   ARE THE SHAREHOLDERS OF THE MARSICO FOCUS FUND, THE
     MARSICO GROWTH & INCOME FUND, THE MARSICO 21ST CENTURY FUND AND THE MARSICO INTERNATIONAL OPPORTUNITIES FUND APPROVING THE SAME INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS?

A. Each of the Funds has a separate investment advisory and management agreements with MCM. The agreements are the same in all respects. Shareholders of each Fund are only required to approve the agreement that affects their Fund.

     The attached Proxy Statement has addressed this issue by the dividing the Proposal into four parts:

     - Part (A)--consideration of the Marsico Focus Fund shareholders only;

     - Part (B)--consideration of the Marsico Growth & Income Fund shareholders only;

     - Part (C)--consideration of the Marsico 21st Century Fund shareholders only; and

     - Part (D)--consideration of the Marsico International Opportunities Fund shareholders only.

       If you own shares in more than one Fund, you will be asked to approve each agreement.

Q.   HOW WILL THE TRANSACTION AFFECT ME AS A FUND
     SHAREHOLDER?

A. Assuming shareholders approve each Fund's new investment advisory and management agreement, the TRANSACTION WILL NOT RESULT IN ANY CHANGES TO THE WAY IN WHICH YOUR FUND IS MANAGED. THE TRANSACTION WILL NOT CAUSE ANY CHANGES TO THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES. THE TRANSACTION WILL ALSO NOT AFFECT YOUR SHAREHOLDINGS, AND YOU WILL CONTINUE TO OWN THE SAME NUMBER OF SHARES IN THE SAME FUND OR FUNDS AS YOU DO NOW. THE TERMS OF THE NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS, INCLUDING THE INVESTMENT MANAGEMENT FEE TO BE PAID BY EACH FUND TO MCM, ARE THE SAME

     IN ALL RESPECTS AS THE CURRENT INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS. IN ADDITION, THE TRANSACTION WILL NOT RESULT IN A CHANGE OF MCM'S PERSONNEL, INCLUDING ITS PORTFOLIO MANAGEMENT TEAM. THOMAS F. MARSICO WILL CONTINUE TO SERVE AS CHIEF EXECUTIVE OFFICER OF MCM AND AS PRESIDENT AND CHIEF INVESTMENT OFFICER OF THE FUNDS. THE TRANSACTION ALSO WILL NOT AFFECT THE DAY-TO-DAY OPERATIONS OF MCM OR THE INVESTMENT PROCESS IT USES IN MANAGING THE FUNDS.

     Similarly, the Transaction will not affect the Funds' contractual relationships with their other service providers, including the Funds' distributor, transfer agent, and custodian. Thus, you should continue to receive the same high level of service that you have come to expect as a Fund shareholder.

Q.   WHY HAS MCM DECIDED TO ENTER INTO THIS TRANSACTION?

A. As a result of the Transaction, MCM will have access to the distribution channels of one of the largest banking enterprises in the United States, while maintaining its current role in providing portfolio management services to the Funds and its other advisory clients.

Q.   WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A.   The investment management fees paid by your Fund will remain the same.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND
     THAT I VOTE?

A. After careful consideration, the Funds' Board of Trustees, including those trustees who are not affiliated with the Funds or MCM, unanimously recommends that you vote in favor of the proposal on the enclosed proxy card.

Q.   HOW DO I GET MORE INFORMATION?

A. For more information, please call Shareholder Communications Corporation, the Funds' proxy solicitor, at 1-877-504-7025.

Q.   WILL THE FUNDS PAY FOR THE PROXY SOLICITATION AND
     LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.   No, MCM will bear these costs.

                 (This page has been left blank intentionally.)

Dear Fellow Shareholder:

     As explained in the preceding "Question & Answer" statement, Bank of America Corporation, a Delaware corporation, on behalf of itself and its wholly owned subsidiaries, has entered into an agreement to increase its ownership of Marsico Capital Management, LLC ("MCM"), the Funds' investment manager, to 100% (the "Transaction"). Prior to the Transaction, Bank of America Corporation owned 50% of MCM through its ownership of Marsico Management Holdings, LLC. As a result of the Transaction, it is necessary for the shareholders of the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund (each, a "Fund," and collectively, the "Funds") to approve new investment advisory and management agreements with MCM.

     The following important facts about the Transaction are outlined below and apply to each of the Funds:

     - The new investment advisory and management agreements that you are being asked to approve are identical in all respects to the Funds' current investment advisory and management agreements.

     - The Transaction will not affect MCM's day-to-day operations, its investment process, or its portfolio management team. Thomas F. Marsico will continue to serve as Chief Executive Officer of MCM and as President and Chief Investment Officer of the Funds.

     - The Transaction will have no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses paid by the Funds will not increase as a result of the Transaction.

     - The investment objectives of the Funds will remain the same.

     - The Funds' contractual relationships with their other service providers, including the Funds' distributor, transfer agent, and custodian, will not be affected.

     - The Funds' Board of Trustees, including those trustees who are not affiliated with MCM or the Funds, have carefully reviewed the Transaction, and have concluded that the Transaction should cause no reduction in the quality of services provided to the Funds.

     THE FUNDS' BOARD OF TRUSTEES BELIEVES THAT THE PROPOSAL SET FORTH IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THE FUNDS IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR SUCH PROPOSAL.

     Since each of the Funds for which MCM acts as investment manager are required to obtain shareholder approval, if you own shares of more than one Fund, you should ensure that you respond to all parts of the proxy card applicable to your Fund. Please sign and return the proxy card.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. YOU ALSO MAY VOTE TELEPHONICALLY BY CALLING THE TOLL-FREE NUMBER ON YOUR PROXY CARD, OR ELECTRONICALLY BY VOTING AT OUR WEBSITE AT EITHER WWW.MARSICOFUNDS.COM OR WWW.PROXYVOTE.COM. If we do not receive your executed proxy after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                         Respectfully,

                                         /s/ THOMAS F. MARSICO
                                         Thomas F. Marsico
                                         President
                                         The Marsico Investment Fund

SHAREHOLDERS ARE URGED TO PROMPTLY COMPLETE THEIR PROXY BY MAIL, BY PHONE OR OVER THE INTERNET, SO AS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                          THE MARSICO INVESTMENT FUND

                               MARSICO FOCUS FUND

                          MARSICO GROWTH & INCOME FUND

                           MARSICO 21ST CENTURY FUND

                    MARSICO INTERNATIONAL OPPORTUNITIES FUND
                         ------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         ------------------------------

To the Shareholders of
  Marsico Focus Fund
  Marsico Growth & Income Fund
  Marsico 21st Century Fund
  Marsico International Opportunities Fund:

     Please take notice that a Special Meeting of Shareholders (the "Meeting") of the Marsico Focus Fund ("Focus Fund"), the Marsico Growth & Income Fund ("Growth & Income Fund"), the Marsico 21st Century Fund ("21st Century Fund") and the Marsico International Opportunities Fund ("International Fund") (each, a "Fund," and collectively, the "Funds") will be held at Hotel Monaco Denver, 1717 Champa Street, Denver, Colorado 80202, on November 9, 2000, at 10:00 a.m., Mountain Time. At the Meeting:

     (1) (a) The shareholders of the Focus Fund will be asked to approve a new investment advisory and management agreement between The Marsico Investment Fund, on behalf of the Focus Fund, and Marsico Capital Management, LLC ("MCM").

         (b) The shareholders of the Growth & Income Fund will be asked to approve a new investment advisory and management agreement between The Marsico Investment Fund, on behalf of the Growth & Income Fund, and MCM.

         (c) The shareholders of the 21st Century Fund will be asked to approve a new investment advisory and management agreement between The Marsico Investment Fund, on behalf of the 21st Century Fund, and MCM.

         (d) The shareholders of the International Fund will be asked to approve a new investment advisory and management agreement between The Marsico Investment Fund, on behalf of the International Fund, and MCM.

     (2) In addition, shareholders will be asked to transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     Holders of record of shares of beneficial interest of the Fund at the close of business on August 14, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Meeting, the persons named on the proxy card as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

                                         By order of the Board of Trustees,

                                         /s/ BARBARA M. JAPHA
                                         Barbara M. Japha
                                         Secretary

September 7, 2000

IMPORTANT--YOUR VOTE IS IMPORTANT AND, AS A SHAREHOLDER, YOU ARE ASKED TO BE AT THE MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO VOTE BY PROXY. YOU CAN DO THIS IN ONE OF THREE
WAYS: BY

     (1) COMPLETING, SIGNING, DATING, AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE;

     (2) CALLING THE TOLL-FREE TELEPHONE NUMBER ON YOUR PROXY CARD; OR

     (3) VOTING AT EITHER OF THE FOLLOWING WEBSITES:

         WWW.MARSICOFUNDS.COM OR

         WWW.PROXYVOTE.COM.

     YOUR PROMPT VOTING BY PROXY MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. VOTING BY PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE MARSICO INVESTMENT FUND IN WRITING (BY SUBSEQUENT PROXY OR THROUGH THE WEBSITE) OR BY TELEPHONE OF SUCH REVOCATION AT ANY TIME BEFORE THE MEETING.

                 (This page has been left blank intentionally.)

                          THE MARSICO INVESTMENT FUND

                               Marsico Focus Fund
                          Marsico Growth & Income Fund
                           Marsico 21st Century Fund
                    Marsico International Opportunities Fund
                       P.O. Box 3210, Milwaukee WI 53201
                           --------------------------

                                PROXY STATEMENT

                           -------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Marsico Investment Fund (the "Trust"), on behalf of its four portfolios, the Marsico Focus Fund ("Focus Fund"), the Marsico Growth & Income Fund ("Growth & Income Fund"), the Marsico 21st Century Fund ("21st Century Fund") and the Marsico International Opportunities Fund ("International Fund") (each, a "Fund," and collectively, the "Funds"). This proxy statement is for use at the Special Meeting of Shareholders (the "Meeting"), to be held at Hotel Monaco Denver, 1717 Champa Street, Denver, Colorado 80202, on November 9, 2000 at 10:00 a.m., Mountain Time, and at any and all adjournments thereof.

     This Proxy Statement, the Notice of Special Meeting, the Question & Answer Statement, and the proxy card are first being mailed to shareholders on or about September 7, 2000 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it in person at the Meeting, by mail (addressed to the Secretary at the principal office of the Fund, P.O. Box 3210, Milwaukee, WI 53201), by visiting the web site at either www.marsicofunds.com or www.proxyvote.com, by calling the toll-free telephone number on your proxy card, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

     The presence at any shareholders meeting, in person or by proxy, of the holders of one-third of the outstanding shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Funds from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. The Proposal is divided into four parts:

     Part (a) asks shareholders of the Focus Fund to approve the new investment advisory and management agreement between Marsico Capital Management, LLC ("MCM") and the Trust, on behalf of the Focus Fund.

     Part (b) asks shareholders of the Growth & Income Fund to approve the new investment advisory and management agreement between MCM and the Trust, on behalf of the Growth & Income Fund.

     Part (c) asks shareholders of the 21st Century Fund to approve the new investment advisory and management agreement between MCM and the Trust, on behalf of the 21st Century Fund.

     Part (d) asks shareholders of the International Fund to approve the new investment advisory and management agreement between MCM and the Trust, on behalf of the International Fund.

     Each part of the Proposal requires the affirmative vote of a "majority of the outstanding shares" of the Fund identified in that part of the Proposal. The term "majority of outstanding shares," as defined by the Investment Company Act of 1940, as amended (the "1940 Act") and as used in this Proxy Statement with respect to each Fund, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

     Abstentions will have the effect of a "no" vote for the Proposal. Broker non-votes will have the effect of a "no" vote for the Proposal where a vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund identified in the Proposal. Broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of each Fund present at the Meeting.

     Holders of record of the shares of the Focus Fund, the Growth & Income Fund, the 21st Century Fund and the International Fund at the close of business on August 14, 2000 (the "Record Date"), will be entitled to one vote per share for that Fund on all business to be conducted at the Meeting. The number of shares outstanding as of July 31, 2000 was 132,369,408.760 for the Focus Fund, 49,660,968.703 for the Growth & Income Fund, 13,253,178.781 for the 21st Century Fund and 1,328,846.469 for the International Fund.

     The table below sets forth the number of shares of each Fund owned directly or beneficially by the Trustees and Executive Officers of the Trust as of July 31, 2000, and the percentage of each Fund that this amount represents. (Trustees who do not own any shares have been omitted from the table.)

                                               GROWTH &
                                                INCOME       21ST CENTURY    INTERNATIONAL
NAME OF TRUSTEES AND           FOCUS FUND        FUND            FUND            FUND
EXECUTIVE OFFICERS              SHARES/%       SHARES/%        SHARES/%        SHARES/%
--------------------           -----------    -----------    ------------    -------------
Thomas F. Marsico............  703,811/.53%   445,933/.90%   237,868/1.79%   250,000/18.86%
Barbara M. Japha.............  55,149/.04%     17,635/.04%    20,940/ .16%     1,200/  .09%
J. Jeffrey Riggs(1)..........  20,937/.02%      3,846/.01%     9,283/ .07%        --
Rono Dutta(1)................    1,350/ 0%         198/ 0%        352/  0%        --
Theodore S. Halaby...........  120,452/.09%       --              --              --
Walter A. Koelbel, Jr.(1)....   8,262/.01%     18,806/.04%   151,791/1.14%    49,332/ 3.72%
Larry A. Mizel(1)............  137,831/.10%    32,587/.07%   502,175/3.79%    60,000/ 4.53%
Federico Pena................    4,663/ 0%        --              --              --
Michael D. Rierson(1)........   7,124/.01%         503/ 0%     1,782/ .01%        --

------------------------------

(1) Participant in the Marsico Deferred Fee Plan which became effective February 1, 2000. In the aggregate, there are 1,091.814, 1,154.456 and 2,046.01 shares of the Focus Fund, Growth & Income Fund and 21st Century Fund, respectively representing deferred trustees' fees held in accordance with the Plan. Each participant in the Plan disclaims beneficial ownership of such shares.

     As of July 31, 2000 Charles Schwab & Co. beneficially owned 30.60%, 30.62%, 21.39% and 10.88% of the Focus Fund, the Growth & Income Fund, the 21st Century Fund and the International Fund, respectively and Fidelity Investments beneficially owned 25.79%, 15.84%, 15.20% and 5.70% of the Focus Fund, the Growth & Income Fund, the 21st Century Fund and the International Fund, respectively.

     THE FUNDS PROVIDE PERIODIC REPORTS TO ALL OF THEIR SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE ANNUAL REPORT OF THE FUNDS FOR THE PERIOD ENDED SEPTEMBER 30, 1999 AND THE SEMI-ANNUAL REPORT FOR

THE SIX-MONTH PERIOD ENDED MARCH 31, 2000, WITHOUT CHARGE, BY CALLING 1-888-860-8686 OR WRITING THE FUNDS, P.O. BOX 3210, MILWAUKEE, WI 53201-3210, OR BY ACCESSING THE FUND'S WEB-SITE AT WWW.MARSICOFUNDS.COM.

                             PROPOSAL (PARTS a--d):
                    APPROVAL OF NEW INVESTMENT ADVISORY AND
                       MANAGEMENT AGREEMENT FOR EACH FUND

INTRODUCTION

     MCM acts as the investment adviser to and manager for the Focus Fund and the Growth & Income Fund pursuant to Investment Advisory and Management Agreements dated December 22, 1997 and last approved on November 11, 1999, and for the 21st Century Fund and the International Opportunities Fund pursuant to Investment Advisory Agreements dated January 27, 2000 and June 30, 2000 respectively. The terms and conditions of each Agreement are exactly the same and each Agreement will be referred to as the "Current Investment Advisory and Management Agreement." In voting "For" or "Against" the Proposal, however, shareholders of each Fund must vote separately. As such, Focus Fund shareholders will cast votes with respect to Part (A) of the Proposal, Growth & Income Fund shareholders will cast votes with respect to Part (B) of the Proposal, 21st Century Fund shareholders will cast votes with respect to Part (C) of the Proposal and International Fund shareholders will cast votes with respect to Part (D) of the Proposal.

     On June 15, 2000, the general and limited partners of TFM Holdings, LLLP ("TFM Holdings") agreed to sell their interests in TFM Holdings to Bank of America Corporation or its subsidiaries (collectively, "Bank of America"). TFM Holdings currently owns 50% of MCM. After the acquisition, Bank of America, either individually or through its subsidiaries, will own 100% of MCM. The general partner of TFM Holdings is TFM Managers, Inc., a company wholly owned by Thomas F. Marsico. The limited partners of TFM Holdings are Thomas F. Marsico, certain other employees of MCM and trusts for the benefit of members of Mr. Marsico's family. The general and limited partners are collectively referred to as the "TFM Partners." This transaction is referred to herein as the "Transaction." THE TRANSACTION WILL NOT AFFECT MCM'S DAY-TO-DAY OPERATIONS, ITS INVESTMENT PROCESS, OR ITS PORTFOLIO MANAGEMENT TEAM. THOMAS F. MARSICO WILL CONTINUE TO SERVE AS CHIEF EXECUTIVE OFFICER OF MCM AND AS PRESIDENT AND CHIEF INVESTMENT OFFICER OF THE FUNDS. THE INVESTMENT OBJECTIVES OF THE FUNDS WILL REMAIN THE SAME. THE TRANSACTION WILL HAVE NO EFFECT ON THE NUMBER OF SHARES YOU OWN OR THE VALUE OF THOSE SHARES. THE ADVISORY FEES AND EXPENSES PAID BY THE FUNDS WILL NOT INCREASE AS A RESULT OF THIS TRANSACTION.

     Consummation of the Transaction would constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Current Investment Advisory and Management Agreement with MCM. As required by the 1940 Act, each Current Investment Advisory and Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, Shareholders of each Fund must approve a new investment advisory and management agreement (the "New Investment Advisory and Management Agreement") between each Fund and MCM. A copy of the form of the New Investment Advisory and Management Agreement is attached hereto as Exhibit A for the Marsico Focus Fund, Exhibit B for the Marsico Growth & Income Fund, Exhibit C for the Marsico 21st Century Fund and Exhibit D for the Marsico International Opportunities Fund. THE NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT FOR EACH FUND IS THE SAME IN EVERY MATERIAL RESPECT AS THAT FUND'S CURRENT INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT.

     The material terms of the Current and the New Investment Advisory and Management Agreements are described under "Description of the Current and New Investment Advisory and Management Agreements" below.

BOARD OF TRUSTEES RECOMMENDATION

     On August 17, 2000, the Board of Trustees of the Funds, including the trustees who are not TFM Partners or "interested persons" (as defined under the 1940 Act) of any such TFM Partners ("Non-interested Trustees"), voted to approve each New Investment Advisory and Management Agreement and to recommend their approval to shareholders.

     For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" below.

     THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE APPROVAL OF THE NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT APPLICABLE TO THEIR FUND.

BOARD OF TRUSTEES EVALUATION

     At an in-person meeting of the Board held on May 23, 2000, Mr. Marsico described the proposed transaction to the Board and the rationale and benefits thereof.

     At a second in-person meeting of the Board held on August 17, 2000, the Board was provided with information concerning the New Investment Advisory and Management Agreements and was informed of the standards it should apply in determining whether to approve the Agreements. The information provided by MCM to the Board included a description of the Transaction and a discussion of how the Transaction would affect MCM's ability to perform its duties as set forth in the New Investment Advisory and Management Agreements. The Board was also provided information comparing the fees to be charged under the New Investment Advisory and Management Agreements with those paid by comparable funds.

     The Board, including the Non-Interested Trustees, considered all of the information presented at the August 17th meeting concerning the terms of the Transaction and the effect the Transaction would likely have on MCM's duties to the Funds under the New Investment Advisory and Management Agreements.

     In the course of these discussions, MCM advised the Non-Interested Trustees that it did not expect that the Transaction would have a material effect on the operations of the Funds or their shareholders. MCM also noted that the Transaction does not contemplate any changes in the operations of the Funds. MCM pointed out that Thomas F. Marsico will continue to serve as Chief Executive Officer of MCM and as President and Chief Investment Officer of the Funds and that MCM will continue to provide the high quality of service it has provided in the past. MCM emphasized that the Transaction, if consummated, would provide MCM with the distribution channel of one of the largest banking enterprises in the United States.

     During the course of their deliberations, the Non-Interested Trustees considered the information provided by MCM. The Board also considered a variety of other factors, including the effect that the Transaction may have on MCM and its ability to perform its duties under the New Investment Advisory and Management Agreements; the nature, quality and extent of the services furnished by MCM to the Funds; the investment record of MCM in managing the Funds; comparative data as to investment performance, advisory fees and other fees, including expense ratios; possible benefits to MCM from serving as the investment adviser to the Funds; the financial resources of MCM; and the continuance of appropriate incentives to assure that MCM will continue to furnish high quality services to the Funds.

     In addition to the foregoing factors, the Non-Interested Trustees gave careful consideration to the likely impact of the Transaction on the MCM organization. In this regard, the Non-Interested Trustees considered, among other things, the structure of the Transaction which affords MCM executives substantial autonomy over MCM's operations; and information regarding the financial resources and business reputation of Bank of America.

     Based on the foregoing, the Non-Interested Trustees concluded that the Transaction should cause no reduction in the quality of services provided to the Funds. Thus, the Trustees of the Funds, including the Non-Interested Trustees, unanimously approved the New Investment Advisory and Management Agreements.

     The Board was advised that MCM intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction.

     MCM has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds.

INFORMATION CONCERNING THE TRANSACTION AND BANK OF AMERICA CORPORATION

     Under the agreement with Bank of America, Bank of America will pay the TFM Partners $950 million to acquire complete ownership of TFM Holdings. Upon the closing of the Transaction, MCM will become a wholly-owned subsidiary of Bank of America by virtue of Bank of America's ownership of TFM Holdings.

     The Transaction is subject to a number of conditions, including approval by the Funds' shareholders of the New Investment Advisory and Management Agreements with MCM. In addition, certain regulatory approvals may need to be obtained prior to the consummation of the Transaction.

     The information set forth above concerning the Transaction has been provided to the Funds by MCM, and the information set forth below concerning Bank of America has been provided to the Funds by Bank of America.

     Bank of America Corporation, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina. Bank of America Corporation provides a diversified range of banking and nonbanking services and products both domestically and internationally through three major business segments: Consumer and Commercial Banking, Asset Management and Global Corporate and Investment Banking. As of June 30, 2000, Bank of America had $680 billion in assets and approximately 150,850 full-time equivalent employees.

DESCRIPTION OF THE CURRENT AND NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

     The Current and New Investment Advisory and Management Agreements are identical in all respects. Both Agreements provide that, subject to the supervision of the Funds' Board of Trustees, MCM will provide the Funds with continuing investment management services. MCM, as the investment adviser, manages the investment operations of the Funds and the composition of each Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with each Fund's investment objectives and policies. In so doing, MCM agrees to provide supervision of the Funds' investments and to determine from time to time what investments or securities will be purchased, retained, sold or loaned by each Fund, and what portion of the assets will be invested or held uninvested in cash; act in conformity with the Funds' Trust Instrument, By-Laws and Registration Statement and with the instructions and directions of the Board of the Funds; conform and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations; maintain all books and records required to be maintained under the 1940 Act; render to the Board such periodic and special reports that the Board may reasonably request; and provide to the custodian of the Funds on each business day information relating to all transactions concerning the Funds' assets.

     Further, MCM determines the securities to be purchased or sold by the Funds and places orders pursuant to its determinations with or through such persons, brokers or dealers in conformity with the brokerage policy described in the Funds' Registration Statement and Prospectus or as the Board may direct from time to time. In providing the Funds with investment supervision, MCM agrees to give primary consideration to securing the most favorable price and efficient execution. Consistent with such policy, MCM may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction. In addition, MCM is authorized to aggregate securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.

     Under each Agreement, MCM agrees to pay the salaries and expenses of all of its personnel and all expenses incurred by it arising out of its duties under such agreement. In return for the services provided by MCM, as the investment adviser to the Funds, and the expenses it assumes under the Current Investment Advisory and Management Agreements, each Fund pays MCM a fee equal to 0.85% per year of the Fund's average daily net assets. By separate agreement ("Expense Agreement"), which has been approved by the Board of Trustees, MCM has voluntarily agreed to waive a portion of its advisory fee or reimburse the Funds' other operating expenses so that total expenses paid by the Focus Fund, the Growth & Income Fund, the 21st Century Fund and the International Fund do not exceed 1.60%, 1.50%, 1.50% and 1.60% of their respective average daily net assets. The Expense Agreement remains in effect until June 30, 2001, unless it is terminated before then by the Trust.

     During the fiscal year ended September 30, 1999, the fees paid to MCM under the Current Investment Advisory and Management Agreements amounted to $14,485,811 from the Focus Fund, and $4,300,548 from the Growth & Income Fund (net of the 1999 reimbursement of the 1998 waived fees). The 21st Century and the International Fund commenced operations on February 1, 2000 and June 30, 2000 respectively.

     To the extent that the total operating expenses accrued by a Fund during a month are less than the expense limitation set forth above, the Expense Agreement provides that each Fund will reimburse MCM for any waivers of its advisory fee and any payments by MCM of the Fund's operating expenses. This agreement continues in effect until June 30, 2001.

     Under each Agreement, MCM is permitted to provide investment advisory services to other clients.

     Each Agreement may be terminated at any time, without payment of penalty, on 60 days' written notice by the Board or by vote of holders of a majority of the outstanding voting securities of each Fund, or by MCM upon 90 days' written notice. Each Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     Each Agreement provides that MCM is not liable for any error of judgment or any loss suffered by the Funds, in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MCM in the performance of its duties or from reckless disregard by MCM of its obligations and duties under the Agreements.

     MCM has acted as the investment manager for the Funds since the Focus Fund and Growth Income Fund commenced operations on December 31, 1997 and since the 21st Century Fund and the International Fund each commenced operations on February 1, 2000 and June 30, 2000 respectively. The Current

Investment Advisory and Management Agreements for the Focus Fund and the Growth & Income Fund are dated December 22, 1997 and were initially approved by the Board of Trustees at an in-person meeting held on December 3, 1997. These agreements were last approved on November 11, 1999. They continue in effect until December 31, 2000. The Current Investment Advisory and Management Agreement for the 21st Century Fund is dated January 27, 2000 and was initially approved by the Board of Trustees at an in-person meeting held on January 11, 2000. It continues in effect until January 27, 2002. The Current Investment Advisory and Management Agreement for the International Fund is dated June 30, 2000 and was initially approved by the Board of Trustees at an in-person meeting held on May 23, 2000. It continues in effect until June 30, 2002.

     While the New Investment Advisory and Management Agreements, as a technical matter, would not be required to be renewed again for two years following their effectiveness, MCM and the Board have agreed that the New Investment Advisory and Management Agreements shall continue for one year following their effectiveness, and shall continue from year-to-year thereafter, provided that it is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees; or (ii) a vote of a "majority" (as defined by the 1940 Act) of each Fund's outstanding voting securities, provided that in each instance the continuance is also approved by a majority of the Board who are not "interested persons" of the Funds or MCM.

     In the event the shareholders of the Funds do not approve the New Investment Advisory and Management Agreements, Bank of America may terminate the Transaction and the Current Investment Advisory and Management Agreements will remain in full force and effect.

INVESTMENT MANAGER

     MCM was established in September 1997 by Thomas F. Marsico and TFM Holdings. It is a Delaware limited liability company. The principal source of MCM's income is professional fees received from providing continuing investment advice. MCM provides investment advice to registered mutual funds that are distributed to retail investors as well as mutual funds that serve as funding vehicles for variable life insurance policies and variable annuity contracts. MCM also provides investment advice to institutions and individuals and to private funds. Prior to forming MCM, Mr. Marsico served as the Portfolio Manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (that fund's inception) through August 11, 1997.

     The Board of Directors of MCM is presently comprised of Thomas F. Marsico, the Chairman and Chief Executive Officer of MCM; Barbara M. Japha, the President of MCM; Christopher J. Marsico, MCM's Chief Operating Officer,

Robert H. Gordon, Frank L. Gentry and Owen G. Shell. Mr. Marsico and Ms. Japha also serve as officers to the Funds and Mr. Marsico serves as a Trustee to the Funds.

     The outstanding interests of MCM are held of record by TFM Holdings and Bank of America through its ownership of Marsico Management Holdings, LLC.

     Exhibit E sets forth the fees and other information regarding certain other investment companies subadvised by MCM.

ADMINISTRATOR AND DISTRIBUTOR

     Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 serves as the Funds' administrator. Sunstone Distribution Services, LLC serves as the Funds' distributor.

REQUIRED VOTE

     Approval of Part (a) of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities," as defined herein on page 2, of the Marsico Focus Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE MARSICO FOCUS FUND VOTE IN FAVOR OF THIS PROPOSAL.

     Approval of Part (b) of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities," as defined herein on page 2, of the Marsico Growth & Income Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE MARSICO GROWTH & INCOME FUND VOTE IN FAVOR OF THIS PROPOSAL.

     Approval of Part (c) of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities," as defined herein on page 2, of the Marsico 21st Century Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE MARSICO 21ST CENTURY FUND VOTE IN FAVOR OF THIS PROPOSAL.

     Approval of Part (d) of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities," as defined herein on page 2, of the Marsico International Opportunities Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE MARSICO INTERNATIONAL OPPORTUNITIES FUND VOTE IN FAVOR OF THIS PROPOSAL.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by MCM. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of MCM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and card in the mail. If the information solicited agrees with the information provided to SCC, the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on such proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The SCC representative will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     In all cases where a shareholder elects to vote by electronic proxy, the shareholder may access the Trust's website at either www.marsicofunds.com or www.proxyvote.com. The shareholder will be prompted to provide his or her full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder received the Proxy Statement and card in the mail. If this information has been correctly entered, the Shareholder will be provided with an online explanation of the process and a recitation of the proposals listed on the proxy card. The Shareholder will then have the opportunity to give his or her instructions on such proposals. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically or electronically, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should the shareholder require additional information regarding the proxy or a replacement proxy card, they may contact SCC toll-free at 1-877-504-7025. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals to be presented at the next meeting of shareholders of the Fund should send their written proposals to the Secretary of the Funds, P.O. Box 3210, Milwaukee, WI 53201 within a reasonable time before the solicitation of proxies for such meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of the Funds is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

     PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR PROXY PROMPTLY. YOU MAY DO SO EITHER TELEPHONICALLY, ELECTRONICALLY OR BY MAILING THE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                                         By order of the Board of Trustees,

                                         /s/ BARBARA J. JAPHA
                                         Barbara M. Japha
                                         Secretary

                 (This page has been left blank intentionally.)

                                   EXHIBIT A
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                           OF THE MARSICO FOCUS FUND
                         OF THE MARSICO INVESTMENT FUND

     AGREEMENT, made this           day of           , 2001, between The Marsico
Investment Fund (the "Trust"), on behalf of the Marsico Focus Fund (the "Fund"), and Marsico Capital Management, LLC ("MCM"), a Delaware limited liability company.

     WHEREAS, the Trust is a Delaware business trust authorized to issue shares in series and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund is a series of the Trust;

     WHEREAS, MCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS, the Trust wishes to retain MCM to render investment management services to the Fund, and MCM is willing to furnish such services to the Fund;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and MCM as follows:

1. APPOINTMENT

     The Trust hereby appoints MCM to act as investment adviser and administrator to the Fund for the periods and on the terms set forth herein. MCM accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2. SERVICES AS INVESTMENT ADVISER

     Subject to the general supervision and direction of the Board of Trustees of the Trust, MCM will (a) manage the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for the Fund; (c) place purchase and sale orders on behalf of the Fund; and (d) employ portfolio managers and securities analysts to provide research services to the Fund. In providing those services, MCM will provide the Fund with ongoing research, analysis, advice, and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, MCM will furnish the Fund with whatever statistical information the

Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

3. SERVICES AS MANAGER

     Subject to the general supervision and direction of the Board of Trustees of the Trust, MCM will (a) assist in supervising and managing all aspects of the Fund's operations; (b) maintain such books and records of the Fund as may be required by applicable federal or state law, or supervise, as the case may be, the maintenance by third parties approved by the Trust, of such books and records; (c) supply the Fund with office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and internal legal services, internal executive and administrative services, and stationery and office supplies; (d) prepare, file, and arrange for the distribution of proxy materials and periodic reports to the shareholders of the Fund as required by applicable law or supervise, as the case may be, the distribution of proxy materials by third parties to the shareholders of the Fund as required by applicable law; (e) prepare or supervise the preparation by third parties approved by the Trust of all federal, state, and local tax returns and reports of the Fund required by applicable law; (f) prepare and arrange for the filing of such registration statements and other documents as the Securities and Exchange Commission and other federal and state regulatory authorities may require by applicable law; (g) render to the Board of Trustees of the Trust such periodic and special reports respecting the Fund as the Trustees may reasonably request; and (h) make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration of the Fund.

4. PERFORMANCE OF DUTIES BY MCM

     MCM further agrees that, in performing its duties set forth in Sections 2 and 3 above, and elsewhere hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c) maintain books and records with respect to the Fund's securities transactions, render to the Board of Trustees of the Trust such periodic and special reports as the Board may reasonably request, and keep the Trustees informed of developments materially affecting the Fund's portfolio;

(d) make available to the Trust, promptly upon request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations. MCM will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(e) immediately notify the Trust in the event that MCM or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents MCM from serving as investment adviser or administrator pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. MCM further agrees to notify the Trust immediately of any material fact known to MCM respecting or relating to MCM that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

     MCM, at its discretion, may enter into contracts with third parties for the performance of the services to be provided by it under this Agreement.

5. DOCUMENTS

     The Fund has delivered properly certified or authenticated copies of each of the following documents to MCM and will deliver to it all future amendments and supplements thereto, if any:

(a) certified resolution of the Board of Trustees of the Trust authorizing the appointment of MCM and approving the form of this Agreement;

(b) The Registration Statement as filed with the Securities and Exchange Commission and any amendments thereto; and

(c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

6. BROKERAGE

     In selecting brokers or dealers to execute transactions on behalf of the Fund, MCM will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, MCM will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, MCM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Fund and/or other accounts over which MCM or its affiliates exercise investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, MCM and its affiliates are authorized to effect portfolio transactions for the Fund as agent and to retain usual and customary brokerage commissions on such transactions.

7. RECORDS

     MCM agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to he maintained by MCM with respect to the Fund by the 1940 Act. MCM further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

8. STANDARD OF CARE

     MCM shall exercise its best judgment in rendering the services under this Agreement. MCM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect MCM against any liability to the Fund or to its shareholders to which MCM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of MCM's reckless disregard of its obligations and duties under this Agreement. As used in this Section 8, the term "MCM" shall include any officers, directors, employees, or other affiliates of MCM performing services with respect to the Fund.

9. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Fund will pay MCM a fee at an annual rate equal to 0.85% of the average daily net assets of the Fund. This fee shall be computed and accrued daily and payable monthly. For the purpose of determining fees payable to MCM, the value of the Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information.

10. EXPENSES

     MCM will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees and expenses of Trustees of the Trust who are not officers, directors, or employees of MCM; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of membership in any industry trade groups; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of independent pricing services; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. in addition, the Fund will pay distribution fees pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

11. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The investment advisory and administrative services provided by MCM to the Fund under this Agreement are not to be deemed exclusive, and MCM, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) and to engage in other activities, so long as it services hereunder are not impaired thereby.

12. REIMBURSEMENT OF ORGANIZATION EXPENSES

     The Trust hereby agrees to reimburse MCM for the organization expenses of, and the expenses incurred in connection with, the initial offering of the shares of the Fund.

13. DURATION AND TERMINATION

     This Agreement shall become effective on             , 2001 and shall
continue in effect, unless sooner terminated as provided herein, until
            , 2002 and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on sixty (60) days' written notice by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares or upon ninety (90) days' written notice by MCM.

This Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

14. AMENDMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Trust, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15. USE OF THE NAME "MARSICO"

     Marsico Capital Management, LLC has consented to and granted a non-exclusive license for the use by the Trust and by each Series thereof to the phrase "Marsico Capital" or the identifying word "Marsico" in the name of the Trust and of each Series or any logo or symbol authorized by Marsico Capital. Such consent is conditioned upon the Trust's employment of Marsico Capital or its affiliates as investment adviser to the Trust and to each Series. As between Marsico Capital and the Trust, Marsico Capital shall control the use of such name insofar as such name contains the phrase "Marsico Capital" or the identifying word "Marsico." Marsico may from time to time use the phrase "Marsico Capital" or the identifying word "Marsico" in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Marsico Capital may require the Trust or any Series to cease using the phrase "Marsico Capital" or the identifying word "Marsico" in the name of the Trust or any Series or any logo or symbol authorized by Marsico Capital if the Trust or Series ceases to employ Marsico Capital or an affiliate thereof as investment adviser.

16. MISCELLANEOUS

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of Sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Delaware.

(e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

(f) Notices of any kind to be given to MCM by the Trust shall be in writing and shall be duly given if mailed or delivered to MCM at 1200 17th Street, Suite 1300, Denver, Colorado 80202, Attn: Barbara M. Japha, or at such other address or to such individual as shall be specified by MCM to the Trust. Notices of any kind to be given to the Trust by MCM shall be in writing and shall be duly given if mailed or delivered to 1200 17th Street, Suite 1300, Denver, Colorado 80202, Attn: Christopher J. Marsico, or at such other address or to such individual as shall be specified by the Trust to MCM.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                         THE MARSICO INVESTMENT FUND
                                         on Behalf of the Marsico Focus Fund

                                         By:
                                            ------------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                               ---------------------------------

                                         MARSICO CAPITAL
                                         MANAGEMENT, LLC

                                         By:
                                            ------------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                               ---------------------------------

                                   EXHIBIT B
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                      OF THE MARSICO GROWTH & INCOME FUND
                         OF THE MARSICO INVESTMENT FUND

     AGREEMENT, made this      day of        , 2001, between The Marsico
Investment Fund (the "Trust"), on behalf of the Marsico Growth & Income Fund (the "Fund"), and Marsico Capital Management, LLC ("MCM"), a Delaware limited liability company.

     WHEREAS, the Trust is a Delaware business trust authorized to issue shares in series and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund is a series of the Trust;

     WHEREAS, MCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS, the Trust wishes to retain MCM to render investment management services to the Fund, and MCM is willing to furnish such services to the Fund;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and MCM as follows:

1. APPOINTMENT

     The Trust hereby appoints MCM to act as investment adviser and administrator to the Fund for the periods and on the terms set forth herein. MCM accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2. SERVICES AS INVESTMENT ADVISER

     Subject to the general supervision and direction of the Board of Trustees of the Trust, MCM will (a) manage the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for the Fund; (c) place purchase and sale orders on behalf of the Fund; and (d) employ portfolio managers and securities analysts to provide research services to the Fund. In providing those services, MCM will provide the Fund with ongoing research, analysis, advice, and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, MCM will furnish the Fund with whatever statistical information the

Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

3. SERVICES AS MANAGER

     Subject to the general supervision and direction of the Board of Trustees of the Trust, MCM will (a) assist in supervising and managing all aspects of the Fund's operations; (b) maintain such books and records of the Fund as may be required by applicable federal or state law, or supervise, as the case may be, the maintenance by third parties approved by the Trust, of such books and records; (c) supply the Fund with office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and internal legal services, internal executive and administrative services, and stationery and office supplies; (d) prepare, file, and arrange for the distribution of proxy materials and periodic reports to the shareholders of the Fund as required by applicable law or supervise, as the case may be, the distribution of proxy materials by third parties to the shareholders of the Fund as required by applicable law; (e) prepare or supervise the preparation by third parties approved by the Trust of all federal, state, and local tax returns and reports of the Fund required by applicable law; (f) prepare and arrange for the filing of such registration statements and other documents as the Securities and Exchange Commission and other federal and state regulatory authorities may require by applicable law; (g) render to the Board of Trustees of the Trust such periodic and special reports respecting the Fund as the Trustees may reasonably request; and (h) make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration of the Fund.

4. PERFORMANCE OF DUTIES BY MCM

     MCM further agrees that, in performing its duties set forth in Sections 2 and 3 above, and elsewhere hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c) maintain books and records with respect to the Fund's securities transactions, render to the Board of Trustees of the Trust such periodic and special reports as the Board may reasonably request, and keep the Trustees informed of developments materially affecting the Fund's portfolio;

(d) make available to the Trust, promptly upon request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations. MCM will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(e) immediately notify the Trust in the event that MCM or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents MCM from serving as investment adviser or administrator pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. MCM further agrees to notify the Trust immediately of any material fact known to MCM respecting or relating to MCM that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

     MCM, at its discretion, may enter into contracts with third parties for the performance of the services to be provided by it under this Agreement.

5. DOCUMENTS

     The Fund has delivered properly certified or authenticated copies of each of the following documents to MCM and will deliver to it all future amendments and supplements thereto, if any:

(a) certified resolution of the Board of Trustees of the Trust authorizing the appointment of MCM and approving the form of this Agreement;

(b) The Registration Statement as filed with the Securities and Exchange Commission and any amendments thereto; and

(c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

6. BROKERAGE

     In selecting brokers or dealers to execute transactions on behalf of the Fund, MCM will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, MCM will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, MCM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Fund and/or other accounts over which MCM or its affiliates exercise investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, MCM and its affiliates are authorized to effect portfolio transactions for the Fund as agent and to retain usual and customary brokerage commissions on such transactions.

7. RECORDS

     MCM agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by MCM with respect to the Fund by the 1940 Act. MCM further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

8. STANDARD OF CARE

     MCM shall exercise its best judgment in rendering the services under this Agreement. MCM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect MCM against any liability to the Fund or to its shareholders to which MCM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of MCM's reckless disregard of its obligations and duties under this Agreement. As used in this Section 8, the term "MCM" shall include any officers, directors, employees, or other affiliates of MCM performing services with respect to the Fund.

9. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Fund will pay MCM a fee at an annual rate equal to 0.85% of the average daily net assets of the Fund. This fee shall be computed and accrued daily and payable monthly. For the purpose of determining fees payable to MCM, the value of the Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information.

10. EXPENSES

     MCM will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees and expenses of Trustees of the Trust who are not officers, directors, or employees of MCM; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of membership in any industry trade groups; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of independent pricing services; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund will pay distribution fees pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

11. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The investment advisory and administrative services provided by MCM to the Fund under this Agreement are not to be deemed exclusive, and MCM, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) and to engage in other activities, so long as it services hereunder are not impaired thereby.

12. REIMBURSEMENT OF ORGANIZATION EXPENSES

     The Trust hereby agrees to reimburse MCM for the organization expenses of, and the expenses incurred in connection with, the initial offering of the shares of the Fund.

13. DURATION AND TERMINATION

     This Agreement shall become effective on           , 2001 and shall
continue in effect, unless sooner terminated as provided herein, until
          , 2002 and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on sixty (60) days' written notice by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares or upon ninety (90) days' written notice by MCM.

This Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

14. AMENDMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Trust, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15. USE OF THE NAME "MARSICO"

     Marsico Capital Management, LLC has consented to and granted a non-exclusive license for the use by the Trust and by each Series thereof to the phrase "Marsico Capital" or the identifying word "Marsico" in the name of the Trust and of each Series or any logo or symbol authorized by Marsico Capital. Such consent is conditioned upon the Trust's employment of Marsico Capital or its affiliates as investment adviser to the Trust and to each Series. As between Marsico Capital and the Trust, Marsico Capital shall control the use of such name insofar as such name contains the phrase "Marsico Capital" or the identifying word "Marsico." Marsico may from time to time use the phrase "Marsico Capital" or the identifying word "Marsico" in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Marsico Capital may require the Trust or any Series to cease using the phrase "Marsico Capital" or the identifying word "Marsico" in the name of the Trust or any Series or any logo or symbol authorized by Marsico Capital if the Trust or Series ceases to employ Marsico Capital or an affiliate thereof as investment adviser.

16. MISCELLANEOUS

(A) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of Sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Delaware.

(e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those as to which it is so determined to be invalid or unenforceable shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

(f) Notices of any kind to be given to MCM by the Trust shall be in writing and shall be duly given it mailed or delivered to MCM at 1200 17th Street, Suite 1300, Denver, Colorado 80202, Attn: Barbara M. Japha, or at such other address or to such individual as shall be specified by MCM to the Trust. Notices of any kind to be given to the Trust by MCM shall be in writing and shall be duly given if mailed or delivered to 1200 17th Street, Suite 1300, Denver, Colorado 80202, Attn: Christopher J. Marsico, or at such other address or to such individual as shall be specified by the Trust to MCM.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above

                                         THE MARSICO INVESTMENT FUND
                                         on Behalf of the Marsico Growth &
                                         Income Fund

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

                                         MARSICO CAPITAL
                                         MANAGEMENT, LLC

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

                                   EXHIBIT C
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                        OF THE MARSICO 21ST CENTURY FUND
                         OF THE MARSICO INVESTMENT FUND

     AGREEMENT, made this      day of             , 2001, between The Marsico
Investment Fund (the "Trust"), on behalf of the Marsico 21st Century Fund (the "Fund"), and Marsico Capital Management, LLC ("MCM"), a Delaware limited liability company.

     WHEREAS, the Trust is a Delaware business trust authorized to issue shares in series and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund is a series of the Trust;

     WHEREAS, MCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS, the Trust wishes to retain MCM to render investment management services to the Fund, and MCM is willing to furnish such services to the Fund;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and MCM as follows:

1. APPOINTMENT

     The Trust hereby appoints MCM to act as investment adviser and administrator to the Fund for the periods and on the terms set forth herein. MCM accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2. SERVICES AS INVESTMENT ADVISER

     Subject to the general supervision and direction of the Board of Trustees of the Trust, MCM will (a) manage the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for the Fund; (c) place purchase and sale orders on behalf of the Fund; and (d) employ portfolio managers and securities analysts to provide research services to the Fund. In providing those services, MCM will provide the Fund with ongoing research, analysis, advice, and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, MCM will furnish the Fund with whatever statistical information the

Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

3. SERVICES AS MANAGER

     Subject to the general supervision and direction of the Board of Trustees of the Trust, MCM will (a) assist in supervising and managing all aspects of the Fund's operations; (b) maintain such books and records of the Fund as may be required by applicable federal or state law, or supervise, as the case may be, the maintenance by third parties approved by the Trust, of such books and records; (c) supply the Fund with office facilities, data processing services, clerical, accounting and bookkeeping services, internal executive and administrative services, and stationery and office supplies; (d) prepare, file, and arrange for the distribution of proxy materials and periodic reports to the shareholders of the Fund as required by applicable law or supervise, as the case may be, the distribution of proxy materials by third parties to the shareholders of the Fund as required by applicable law; (e) prepare or supervise the preparation by third parties approved by the Trust of all federal, state, and local tax returns and reports of the Fund required by applicable law; (f) prepare and arrange for the filing of such registration statements and other documents as the Securities and Exchange Commission and other federal and state regulatory authorities may require by applicable law; (g) render to the Board of Trustees of the Trust such periodic and special reports respecting the Fund as the Trustees may reasonably request; and (h) make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration of the Fund.

4. PERFORMANCE OF DUTIES BY MCM

     MCM further agrees that, in performing its duties set forth in Sections 2 and 3 above, and elsewhere hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c) maintain books and records with respect to the Fund's securities transactions, render to the Board of Trustees of the Trust such periodic and special reports as the Board may reasonably request, and keep the Trustees informed of developments materially affecting the Fund's portfolio;

(d) make available to the Trust, promptly upon request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations. MCM will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(e) immediately notify the Trust in the event that MCM or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents MCM from serving as investment adviser or administrator pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. MCM further agrees to notify the Trust immediately of any material fact known to MCM respecting or relating to MCM that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

     MCM, at its discretion, may enter into contracts with third parties for the performance of the services to be provided by it under this Agreement.

5. DOCUMENTS

     The Fund has delivered properly certified or authenticated copies of each of the following documents to MCM and will deliver to it all future amendments and supplements thereto, if any:

(a) certified resolution of the Board of Trustees of the Trust authorizing the appointment of MCM and approving the form of this Agreement;

(b) The Registration Statement as filed with the Securities and Exchange Commission and any amendments thereto; and

(c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

6. BROKERAGE

     In selecting brokers or dealers to execute transactions on behalf of the Fund, MCM will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, MCM will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, MCM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Fund and/or other accounts over which MCM or its affiliates exercise investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, MCM and its affiliates are authorized to effect portfolio transactions for the Fund as agent and to retain usual and customary brokerage commissions on such transactions.

7. RECORDS

     MCM agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by MCM with respect to the Fund by the 1940 Act. MCM further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

8. STANDARD OF CARE

     MCM shall exercise its best judgment in rendering the services under this Agreement. MCM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect MCM against any liability to the Fund or to its shareholders to which MCM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of MCM's reckless disregard of its obligations and duties under this Agreement. As used in this Section 8, the term "MCM" shall include any officers, directors, employees, or other affiliates of MCM performing services with respect to the Fund.

9. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Fund will pay MCM a fee at an annual rate equal to 0.85% of the average daily net assets of the Fund. This fee shall be computed and accrued daily and payable monthly. For the purpose of determining fees payable to MCM, the value of the Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information.

10. EXPENSES

     MCM will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees and expenses of Trustees of the Trust who are not officers, directors, or employees of MCM; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of membership in any industry trade groups; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of independent pricing services; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund will pay distribution fees pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

11. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The investment advisory and administrative services provided by MCM to the Fund under this Agreement are not to be deemed exclusive, and MCM, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) and to engage in other activities, so long as it services hereunder are not impaired thereby.

12. REIMBURSEMENT OF ORGANIZATION EXPENSES

     The Trust hereby agrees to reimburse MCM for the organization expenses of, and the expenses incurred in connection with, the initial offering of the shares of the Fund, to the extent permissible.

13. DURATION AND TERMINATION

     This Agreement shall become effective on           , 2001 and shall
continue in effect, unless sooner terminated as provided herein, until
          , 2002 and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on sixty (60) days' written notice by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares or upon ninety (90) days' written notice by MCM.

This Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

14. AMENDMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the trust, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15. USE OF THE NAME "MARSICO"

     Marsico Capital Management, LLC has consented to and granted a non-exclusive license for the use by the Trust and by each Series thereof to the phrase "Marsico Capital" or the identifying word "Marsico" in the name of the Trust and of each Series or any logo or symbol authorized by Marsico Capital. Such consent is conditioned upon the Trust's employment of Marsico Capital or its affiliates as investment adviser to the Trust and to each Series. As between Marsico Capital and the Trust, Marsico Capital shall control the use of such name insofar as such name contains the phrase "Marsico Capital" or the identifying word "Marsico." Marsico may from time to time use the phrase "Marsico Capital" or the identifying word "Marsico" in other connection and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Marsico Capital may require the Trust or any Series to cease using the phrase "Marsico Capital" or the identifying word "Marsico" in the name of the Trust or any Series or any logo or symbol authorized by Marsico Capital if the Trust or Series ceases to employ Marsico Capital or an affiliate thereof as investment adviser.

16. MISCELLANEOUS

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of Sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Delaware.

(e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

(f) Notices of any kind to be given to MCM by the Trust shall be in writing and shall be duly given if mailed or delivered to MCM at 1200 17th Street, Suite 1300, Denver, Colorado 80202, Attn: Barbara M. Japha, or at such other address or to such individual as shall be specified by MCM to the Trust. Notices of any kind to be given to the Trust by MCM shall be in writing and shall be duly given if mailed or delivered to 1200 17th Street, Suite 1300, Denver, Colorado 80202, Attn: Christopher J. Marsico, or at such other address or to such individual as shall be specified by the Trust to MCM.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                         THE MARSICO INVESTMENT FUND
                                         on behalf of the Marsico 21st Century
                                         Fund

                                         By:
                                            ------------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                               ---------------------------------

                                         MARSICO CAPITAL
                                         MANAGEMENT, LLC

                                         By:
                                            ------------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                               ---------------------------------

                                   EXHIBIT D
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                OF THE MARSICO INTERNATIONAL OPPORTUNITIES FUND
                         OF THE MARSICO INVESTMENT FUND

     AGREEMENT, made this           day of           2001, between The Marsico
Investment Fund (the "Trust"), on behalf of the Marsico International Opportunities Fund (the "Fund"), and Marsico Capital Management, LLC ("MCM"), a Delaware limited liability company.

     WHEREAS, the Trust is a Delaware business trust authorized to issue shares in series and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund is a series of the Trust;

     WHEREAS, MCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS, the Trust wishes to retain MCM to render investment management services to the Fund, and MCM is willing to furnish such services to the Fund;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and MCM as follows:

1. APPOINTMENT

     The Trust hereby appoints MCM to act as investment adviser and administrator to the Fund for the periods and on the terms set forth herein. MCM accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2. SERVICES AS INVESTMENT ADVISER

     Subject to the general supervision and direction of the Board of Trustees of the Trust, MCM will (a) manage the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for the Fund; (c) place purchase and sale orders on behalf of the Fund; and (d) employ portfolio managers and securities analysts to provide research services to the Fund. In providing those services, MCM will provide the Fund with ongoing research, analysis, advice, and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, MCM will furnish the Fund with whatever statistical information the

Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

3. SERVICES AS MANAGER

     Subject to the general supervision and direction of the Board of Trustees of the Trust, MCM will (a) assist in supervising and managing all aspects of the Fund's operations; (b) maintain such books and records of the Fund as may be required by applicable federal or state law, or supervise, as the case may be, the maintenance by third parties approved by the Trust, of such books and records; (c) supply the Fund with office facilities, data processing services, clerical, accounting and bookkeeping services, internal executive and administrative services, and stationery and office supplies; (d) prepare, file, and arrange for the distribution of proxy materials and periodic reports to the shareholders of the Fund as required by applicable law or supervise, as the case may be, the distribution of proxy materials by third parties to the shareholders of the Fund as required by applicable law; (e) prepare or supervise the preparation by third parties approved by the Trust of all federal, state, and local tax returns and reports of the Fund required by applicable law; (f) prepare and arrange for the filing of such registration statements and other documents as the Securities and Exchange Commission and other federal and state regulatory authorities may require by applicable law; (g) render to the Board of Trustees of the Trust such periodic and special reports respecting the Fund as the Trustees may reasonably request; and (h) make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration of the Fund.

4. PERFORMANCE OF DUTIES BY MCM

     MCM further agrees that, in performing its duties set forth in Sections 2 and 3 above, and elsewhere hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c) maintain books and records with respect to the Fund's securities transactions, render to the Board of Trustees of the Trust such periodic and special reports as the Board may reasonably request, and keep the Trustees informed of developments materially affecting the Fund's portfolio;

(d) make available to the Trust, promptly upon request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations. MCM will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(e) immediately notify the Trust in the event that MCM or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents MCM from serving as investment adviser or administrator pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. MCM further agrees to notify the Trust immediately of any material fact known to MCM respecting or relating to MCM that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

     MCM, at its discretion, may enter into contracts with third parties for the performance of the services to be provided by it under this Agreement.

5. DOCUMENTS

     The Fund has delivered properly certified or authenticated copies of each of the following documents to MCM and will deliver to it all future amendments and supplements thereto, if any:

(a) certified resolution of the Board of Trustees of the Trust authorizing the appointment of MCM and approving the form of this Agreement;

(b) The Registration Statement as filed with the Securities and Exchange Commission and any amendments thereto; and

(c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

6. BROKERAGE

     In selecting brokers or dealers to execute transactions on behalf of the Fund, MCM will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, MCM will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, MCM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Fund and/or other accounts over which MCM or its affiliates exercise investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, MCM and its affiliates are authorized to effect portfolio transactions for the Fund as agent and to retain usual and customary brokerage commissions on such transactions.

7. RECORDS

     MCM agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by MCM with respect to the Fund by the 1940 Act. MCM further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

8. STANDARD OF CARE

     MCM shall exercise its best judgment in rendering the services under this Agreement. MCM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect MCM against any liability to the Fund or to its shareholders to which MCM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of MCM's reckless disregard of its obligations and duties under this Agreement. As used in this Section 8, the term "MCM" shall include any officers, directors, employees, or other affiliates of MCM performing services with respect to the Fund.

9. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Fund will pay MCM a fee at an annual rate equal to 0.85% of the average daily net assets of the Fund. This fee shall be computed and accrued daily and payable monthly. For the purpose of determining fees payable to MCM, the value of the Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information.

10. EXPENSES

     MCM will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees and expenses of Trustees of the Trust who are not officers, directors, or employees of MCM; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of membership in any industry trade groups; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of independent pricing services; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund will pay distribution fees pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

11. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The investment advisory and administrative services provided by MCM to the Fund under this Agreement are not to be deemed exclusive, and MCM, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) and to engage in other activities, so long as it services hereunder are not impaired thereby.

12. REIMBURSEMENT OF ORGANIZATION EXPENSES

     The Trust hereby agrees to reimburse MCM for the organization expenses of, and the expenses incurred in connection with, the initial offering of the shares of the Fund, to the extent permissible.

13. DURATION AND TERMINATION

     This Agreement shall become effective on           , 2001 and shall
continue in effect, unless sooner terminated as provided herein, until
          , 2002 and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on sixty (60) days' written notice by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares or upon ninety (90) days' written notice by MCM.

This Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

14. AMENDMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the trust, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15. USE OF THE NAME "MARSICO"

     Marsico Capital Management, LLC has consented to and granted a non-exclusive license for the use by the Trust and by each Series thereof to the phrase "Marsico Capital" or the identifying word "Marsico" in the name of the Trust and of each Series or any logo or symbol authorized by Marsico Capital. Such consent is conditioned upon the Trust's employment of Marsico Capital or its affiliates as investment adviser to the Trust and to each Series. As between Marsico Capital and the Trust, Marsico Capital shall control the use of such name insofar as such name contains the phrase "Marsico Capital" or the identifying word "Marsico." Marsico may from time to time use the phrase "Marsico Capital" or the identifying word "Marsico" in other connection and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Marsico Capital may require the Trust or any Series to cease using the phrase "Marsico Capital" or the identifying word "Marsico" in the name of the Trust or any Series or any logo or symbol authorized by Marsico Capital if the Trust or Series ceases to employ Marsico Capital or an affiliate thereof as investment adviser.

16. MISCELLANEOUS

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of Sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Delaware.

(e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

(f) Notices of any kind to be given to MCM by the Trust shall be in writing and shall be duly given if mailed or delivered to MCM at 1200 17th Street, Suite 1300, Denver, Colorado 80202, Attn: Barbara M. Japha, or at such other address or to such individual as shall be specified by MCM to the Trust. Notices of any kind to be given to the Trust by MCM shall be in writing and shall be duly given if mailed or delivered to 1200 17th Street, Suite 1300, Denver, Colorado 80202, Attn: Christopher J. Marsico, or at such other address or to such individual as shall be specified by the Trust to MCM.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                         THE MARSICO INVESTMENT FUND
                                         on behalf of the Marsico International
                                         Opportunities Fund

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         MARSICO CAPITAL MANAGEMENT, LLC

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

                                                                       EXHIBIT E

              ADVISORY FEES FOR CERTAIN OTHER FUNDS SUBADVISED BY
                        MARSICO CAPITAL MANAGEMENT, LLC

                                                        TOTAL     SUBADVISORY
                                           ASSETS IN   ADVISORY     FEE TO
FUND                                       MILLIONS*     FEE          MCM
----                                       ---------   --------   -----------
Nations Marsico Focused Equities Fund....  $2,365.0      0.85%        0.45%
Nations Marsico Growth & Income Fund.....     647.8      0.85         0.45
Nations Marsico 21st Century Fund........      99.7      0.85         0.45
Nations Marsico Focused Equities Variable
  Annuity Portfolio......................     143.6      0.85         0.45
Nations Marsico Growth & Income Variable
  Annuity Portfolio......................      86.4      0.85         0.45
Marsico Capital Growth Portfolio, a
  series of the American Skandia Trust...   1,887.7      0.90         0.45
Marsico Capital Growth Fund, a series of
  American Skandia Advisor Funds,
  Inc. ..................................   1,073.6      1.00         0.45
Style Select Series Focus Portfolio
  Fund...................................     645.9      0.85         0.40(1)
Style Select Focused Growth & Income
  Portfolio Fund.........................     103.4      1.00         0.45
Seasons Series Trust Focus Growth
  Portfolio Variable Annuity.............       5.0      1.00         0.40
Frank Russell Investment Company Equity I
  Fund...................................     126.4      0.55         0.35
Frank Russell Investment Company
  Diversified Equity Fund................     124.2      0.73         0.35
Enterprise Capital Appreciation Fund.....     285.6      0.75         0.45
Enterprise Accumulation Trust Variable
  Annuity................................      68.7      0.75         0.45

------------------------------

*  Assets shown in this Exhibit are as of July 31, 2000.

(1) A $100,000 bonus fee is payable annually to the subadvisor with the best performance.

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

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
MARSICO FUNDS
PO BOX 3210
MILWAUKEE, WI 53201-3201


                           THE MARSICO INVESTMENT FUND
                               MARSICO FOCUS FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 9, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Christopher J. Marsico and Barbara M. Japha as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (the "Funds") to be held at the Hotel Monaco Denver, 1717 Champa Street, Denver, Colorado 80202, on November 9, 2000 at 10:00 a.m., Mountain Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PART (A) OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

--------------------------

TWO NEW LOW-COST WAYS
TO VOTE YOUR PROXY:

--------------------------

TO VOTE BY INTERNET:

1.       Read the Proxy Statement and have your Proxy Card at hand.

2.       Go to website.

www.marsicofunds.com OR www.proxyvote.com

3.       Enter the 12-digit Control Number found on your Proxy card.

4.       Follow the simple instructions at the web site.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):

1.       Read the Proxy Statement and have your Proxy Card at hand.

2.       Call toll-free 1-800-690-6903.

3.       Enter the 12-digit Control Number found on your Proxy Card.

4        Follow the simple recorded instructions.

                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED

  MARSICO FOCUS FUND

  VOTE ON PROPOSAL

  PART (A) MARSICO FOCUS FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between the Marsico Investment Fund on behalf of the Marsico Focus Fund and Marsico Capital Management, LLC.

                           In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournments thereof.

                              [ ]  FOR      [ ] AGAINST      [ ] ABSTAIN

  ----------------------------------------------        ------------------------

  ----------------------------------------------        ------------------------
  Signature [PLEASE SIGN WITHIN BOX]        Date        Signature











  -----------------------
  NOTE: If you own shares in more than one Fund please complete a separate proxy for each Fund.

MARSICO FUNDS
PO BOX 3210
MILWAUKEE, WI 53201-3201

                           THE MARSICO INVESTMENT FUND
                          MARSICO GROWTH & INCOME FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 9, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Christopher J. Marsico and Barbara M. Japha as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (the "Funds") to be held at the Hotel Monaco Denver, 1717 Champa Street, Denver, Colorado 80202, on November 9, 2000 at 10:00 a.m., Mountain Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PART (B) OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

----------------------

TWO NEW LOW-COST WAYS
TO VOTE YOUR PROXY:

----------------------

  TO VOTE BY INTERNET:

  1.     Read the Proxy Statement and have your Proxy Card at hand.

  2.     Go to website.

         www.marsicofunds.com OR www.proxyvote.com

  3.     Enter the 12-digit Control Number found on your Proxy card.

  4.     Follow the simple instructions at the web site.

  TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):

  1.     Read the Proxy Statement and have your Proxy Card at hand.

  2.     Call toll-free 1-800-690-6903.

  3.     Enter the 12-digit Control Number found on your Proxy Card.

  4.     Follow the simple recorded instructions.

                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED

  MARSICO GROWTH & INCOME FUND

  VOTE ON PROPOSAL

  PART (B)                   MARSICO GROWTH & INCOME FUND SHAREHOLDERS ONLY:
                             Approval of the new investment advisory and management agreement between the Marsico Investment Fund on behalf of the Marsico Growth & Income Fund and Marsico Capital Management, LLC.

                             In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournments thereof.

                              [ ]  FOR      [ ] AGAINST      [ ] ABSTAIN

  ----------------------------------------------        ------------------------

  ----------------------------------------------        ------------------------
  Signature [PLEASE SIGN WITHIN BOX]        Date        Signature











  -----------------------

  NOTE: If you own shares in more than one Fund please complete a separate proxy for each Fund.

MARSICO FUNDS
PO BOX 3210
MILWAUKEE, WI 53201-3201


                           THE MARSICO INVESTMENT FUND
                            MARSICO 21st CENTURY FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 9, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Christopher J. Marsico and Barbara M. Japha as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (the "Funds") to be held at the Hotel Monaco Denver, 1717 Champa Street, Denver, Colorado 80202, on November 9, 2000 at 10:00 a.m., Mountain Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PART (C) OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

-----------------------

TWO NEW LOW-COST WAYS
TO VOTE YOUR PROXY:

-----------------------

TO VOTE BY INTERNET:

1.       Read the Proxy Statement and have your Proxy Card at hand.

2.       Go to website.

www.marsicofunds.com OR www.proxyvote.com

3.       Enter the 12-digit Control Number found on your Proxy card.

4.       Follow the simple instructions at the web site.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):

1.       Read the Proxy Statement and have your Proxy Card at hand.

2.       Call toll-free 1-800-690-6903.

3.       Enter the 12-digit Control Number found on your Proxy Card.

4.       Follow the simple recorded instructions.

                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED

  MARSICO 21ST CENTURY FUND

  VOTE ON PROPOSAL


  PART (C) MARSICO FOCUS FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between the Marsico Investment Fund on behalf of the Marsico 21st Century Fund and Marsico Capital Management, LLC.

                            In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournments thereof.

                              [ ]  FOR      [ ] AGAINST      [ ] ABSTAIN

  --------------------------------------------          ------------------------

  --------------------------------------------          ------------------------
  Signature [PLEASE SIGN WITHIN BOX]      Date          Signature











  -----------------------

  NOTE: If you own shares in more than one Fund please complete a separate proxy for each Fund.

MARSICO FUNDS
PO BOX 3210
MILWAUKEE, WI 53201-3201


                           THE MARSICO INVESTMENT FUND
                    MARSICO INTERNATIONAL OPPORTUNITIES FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 9, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Christopher J. Marsico and Barbara M. Japha as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (the "Funds") to be held at the Hotel Monaco Denver, 1717 Champa Street, Denver, Colorado 80202, on November 9, 2000 at 10:00 a.m., Mountain Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PART (D) OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

----------------------

TWO NEW LOW-COST WAYS
TO VOTE YOUR PROXY:

----------------------

TO VOTE BY INTERNET:

1.       Read the Proxy Statement and have your Proxy Card at hand.

2.       Go to website.

www.marsicofunds.com OR www.proxyvote.com

3.       Enter the 12-digit Control Number found on your Proxy card.

4.       Follow the simple instructions at the web site.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):

1.       Read the Proxy Statement and have your Proxy Card at hand.

2.       Call toll-free 1-800-690-6903.

3.       Enter the 12-digit Control Number found on your Proxy Card.

4.       Follow the simple recorded instructions.

                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED

  MARSICO INTERNATIONAL OPPORTUNITIES FUND

  VOTE ON PROPOSAL

  PART (D) MARSICO INTERNATIONAL OPPORTUNITIES FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between the Marsico Investment Fund on behalf of the Marsico International Opportunities Fund and Marsico Capital Management, LLC.

                            In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournments thereof.

                              [ ]  FOR      [ ] AGAINST      [ ] ABSTAIN

  --------------------------------------------          ------------------------

  --------------------------------------------          ------------------------
  Signature [PLEASE SIGN WITHIN BOX]      Date          Signature











  -----------------------
  NOTE: If you own shares in more than one Fund please complete a separate proxy for each Fund.